SUPPLEMENT DATED OCTOBER 15, 2002
                              TO THE PROSPECTUS OF

                     USALLIANZ CHARTER(TM) VARIABLE ANNUITY
                                DATED MAY 1, 2002

                                    ISSUED BY
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                         ALLIANZ LIFE VARIABLE ACCOUNT B

Effective October 15, 2002, the Allianz Life Fixed Account will not be available to contracts issued on or after that date. Allianz Life Insurance Company of North America reserves the right to make this investment option available again in the future, but it is not obligated to do so. The unavailability of the Fixed Account may be subject to state approval in certain states.

                                                                  PRO-001-1002